                                                                    EXHIBIT 28.3

              MONTHLY SERIES 1999-1 CERTIFICATEHOLDERS' STATEMENT
                     FIRST USA BANK, NATIONAL ASSOCIATION
                       WACHOVIA CREDIT CARD MASTER TRUST

     Listed below is the information which is required to be prepared with respect to the distribution date of August 15, 2001 and with respect to the performance of the Trust during the related Monthly period.

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.   Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000
     -------------------------------------------------------------------------------------
     Original Certificate Principal Amount)
     --------------------------------------

     1.   The amount of the current monthly distribution in respect of Class A Monthly Principal                               $0.00

     2.   The amount of the current monthly distribution in respect of Class B Monthly Principal                               $0.00

     3.   The amount of the current monthly distribution in respect of Collateral Monthly Principal                            $0.00

     4.   The amount of the current monthly distribution in respect of Class A Monthly Interest                                $3.32

     5.   The amount of the current monthly distribution in respect of Class A Deficiency Amounts                              $0.00

     6.   The amount of the current monthly distribution in respect of Class A Additional Interest                             $0.00

     7.   The amount of the current monthly distribution in respect of Class B Monthly Interest                                $3.53

     8.   The amount of the current monthly distribution in respect of Class B Deficiency Amounts                              $0.00

     9.   The amount of the current monthly distribution in respect of Class B Additional Interest                             $0.00

     10.  The amount of the current monthly distribution in respect of Collateral Monthly Interest                             $4.05

     11.  The amount of the current monthly distribution in respect of any accrued and
          unpaid Collateral Monthly Interest                                                                                   $0.00

E.   Information Regarding the Performance of the Trust
     --------------------------------------------------

     1.   Collection of Principal Receivables
          -----------------------------------

          (a)  The aggregate amount of Collections of Principal Receivables processed during
               the related Monthly Period which were allocated in respect of the Class A Certificates                 $82,166,453.96

          (b)  The aggregate amount of Collections of Principal Receivables processed during the related
               Monthly Period which were allocated in respect of the Class B Certificates                              $5,699,409.82

          (c)  The aggregate amount of Collections of Principal Receivables processed during the related
               Monthly Period which are allocated in respect of the Collateral Interest                                $7,124,260.94

     2.  Principal Receivables in the Trust
         ----------------------------------

          (a)  The aggregate amount of Principal Receivables in the Trust as of the end
               of the day on the last day of the related Monthly Period                                            $3,077,130,994.84

          (b)  The amount of Principal Receivables in the Trust represented by the Investor
               Interest of Series 1999-1 as of the end of the day on the last day of the related
               Monthly Period                                                                                        $895,953,800.00

          (c)  The amount of Principal Receivables in the Trust represented by the Series
               1999-1 Adjusted Investor Interest as of the end of the day on the last day of
               the related Monthly Period                                                                            $895,953,800.00

          (d)  The amount of Principal Receivables in the Trust represented by the Class A
               Investor Interest as of the end of the day on the last day of the related
               Monthly Period                                                                                        $775,000,000.00

          (e)  The amount of Principal Receivables in the Trust represented by the Class A
               Adjusted Investor Interest as of the end of day on the last day of the related
               Monthly Period                                                                                        $775,000,000.00

          (f)  The amount of Principal Receivables in the Trust represented by the Class B
               Investor Interest as of the end of the day on the last day of the related
               Monthly Period                                                                                         $53,757,250.00

          (g)  The amount of Principal Receivables in the Trust represented by the Collateral
               Interest as of the end of the date on the last day of the related Monthly Period                       $67,196,550.00

          (h)  The Floating Investor Percentage with respect to the related Monthly Period                                  28.8138%

          (i)  The Class A Floating Allocation with respect to the related Monthly Period                                   86.5000%

          (j)  The Class B Floating Allocation with respect to the related Monthly Period                                    6.0000%

          (k)  The Collateral Floating Allocation with respect to the related Monthly Period                                 7.5000%

          (l)  The Fixed Investor Percentage with respect to the related Monthly Period                                     28.8138%

          (m)  The Class A Fixed Allocation with respect to the related Monthly Period                                      86.5000%

          (n)  The Class B Fixed Allocation with respect to the related Monthly Period                                       6.0000%

          (o)  The Collateral Fixed Allocation with respect to the related Monthly Period                                    7.5000%

     3.   Delinquent Balances
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                       Aggregate                                          Percentage
                                                                        Account                                             of Total
                                                                        Balance                                          Receivables
                                                                        -------                                          -----------

          (a)  30 - 59 days:                                           $ 36,135,719.65                                       1.1600%
                                                                       ---------------
          (b)  60 - 89 days:                                           $ 24,876,526.00                                       0.7986%
                                                                       ---------------
          (c)  90 - or more days:                                      $ 51,977,698.61                                       1.6685%
                                                                       ---------------
                                        Total:                         $112,989,944.26                                       3.6271%
                                                                       ---------------

     4.   Investor Default Amount
          -----------------------

          (a)  The Aggregate Investor Default Amount for the related Monthly Period                                    $5,039,836.80

          (b)  The Class A Investor Default Amount for the related Monthly Period                                      $4,359,458.62

          (c)  The Class B Investor Default Amount for the related Monthly Period                                        $302,390.33

          (d)  The Collateral Default Amount for the related Monthly Period                                              $377,987.84

     5.   Investor Charge Offs
          --------------------

          (a)  The aggregate amount of Class A Investor Charge-Offs for the related
               Monthly Period                                                                                                  $0.00

          (b)  The aggregate amount of Class A Investor Charge-Offs set forth in 5 (a) above per
               $1,000 of original Certificate principal amount                                                                 $0.00

          (c)  The aggregate amount of Class B Investor Charge-Offs for the related
               Monthly Period                                                                                                  $0.00

          (d)  The aggregate amount of Class B Investor Charge-Offs set forth
               in 5 (c) above per $1,000 of original certificate principal amount                                              $0.00

          (e)  The aggregate amount of Collateral Charge-Offs for the related Monthly Period                                   $0.00

          (f)  The aggregate amount of Collateral Charge-Offs set
               forth in 5 (e) above per $1,000 of original certificate principal amount                                        $0.00

          (g)  The aggregate amount of Class A Investor Charge-Offs reimbursed
               on the Transfer Date immediately preceding this Distribution Date                                               $0.00

          (h)  The aggregate amount of Class A Investor Charge-Offs set forth in 5 (g) above per $1,000 original certificate principal amount re-
               imbursed on the Transfer Date immediately preceding this Distribution Date                                      $0.00

          (i)  The aggregate amount of Class B Investor Charge-Offs reimbursed
               on the Transfer Date immediately preceding this Distribution Date                                               $0.00

          (j)  The aggregate amount of Class B Investor Charge-Offs set forth in 5 (i) above per $1,000 original certificate principal amount re-
               imbursed on the Transfer Date immediately preceding this Distribution Date                                      $0.00

          (k)  The aggregate amount of Collateral Charge-Offs reimbursed
               on the Transfer Date immediately preceding this Distribution Date                                               $0.00

          (l)  The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer
               Date immediately preceding Distribution Date                                                                    $0.00


     6.   Investor Servicing Fee
          ----------------------

          (a)  The amount of the Class A Servicing Fee payable by the Trust to the Servicer for
               the related Monthly Period                                                                                $645,833.33

          (b)  The amount of the Class B Servicing Fee payable by the Trust to the Servicer for
               the related Monthly Period                                                                                 $44,797.71

          (c)  The amount of the Collateral Interest Servicing Fee payable
               by the Trust to the Servicer for the related Monthly Period                                                $55,997.13

     7.   Reallocations
          -------------

          (a)  The amount of Reallocated Collateral Principal Collections with respect to
               this Distribution Date                                                                                          $0.00

          (b)  The amount of Reallocated Class B Principal Collections with respect to
               this Distribution Date                                                                                          $0.00

          (c)  The Collateral Interest as of the close of business on this Distribution Date                          $67,196,550.00

          (d)  The Class B Investor Interest as of the close of business on this Distribution Date                    $53,757,250.00

     8.   Collection of Finance Charge Receivables
          ----------------------------------------

          (a)  The aggregate amount of Collections of Finance Charge
               Receivables processed during the related Monthly Period which
               were allocated in respect of the Class A Certificate                                                   $10,789,385.06

          (b)  The aggregate amount of Collections of Finance Charge
               Receivables processed during the related Monthly Period which
               were allocated in respect of the Class B Certificates                                                     $748,396.99

          (c)  The aggregate amount of Collections of Finance Charge
               Receivables processed during the related Monthly Period which
               were allocated in respect of the Collateral Interest                                                      $935,496.07

     9.   Principal Funding Amount
          ------------------------

          (a)  The principal amount on deposit in the Principal Funding Account on the
               related Transfer Date                                                                                           $0.00

          (b)  The Accumulation Shortfall with respect to the related Monthly Period                                           $0.00

          (c)  The Principal Funding Investment Proceeds deposited in the Finance Charge Account
               on the related Transfer Date                                                                                    $0.00

          (d)  The amount of all or the portion of the Reserve Draw Amount deposited in the
               Finance Charge Account on the related Transfer Date from the Reserve Account                                    $0.00

     10.  Reserve Draw Amount                                                                                                  $0.00
          -------------------

     11.  Available Funds
          ---------------

          (a)  The amount of Class A Available Funds on deposit in the Finance Charge Account
               on the related Transfer Date                                                                           $10,789,385.06

          (b)  The amount of Class B Available Funds on deposit in the Finance Charge Account
               on the related Transfer Date                                                                              $748,396.99

          (c)  The amount of Collateral Available Funds on deposit in the Finance Charge Account
               on the related Transfer Date                                                                              $935,496.07

     12.  Portfolio Yield
          ---------------

          (a)  The Portfolio Yield for the related Monthly Period                                                           10.9560%

          (b)  The Portfolio Adjusted Yield for the related Monthly Period                                                   4.5333%

F.   Floating Rate Determinations
     ----------------------------

     1.  LIBOR for the interest Period ending on this Distribution Date                                                     3.83000%

     First USA Bank,
     National Association
     Servicer
                               By: /s/ Tracie Klein
                                  ---------------------------
                                  Name:  Tracie H. Klein
                                  Title: First Vice President